Via EDGAR Transmission
10/20/98

Securities and Exchange Commission
Judiciary Plaza
"450 Fifth Street, N.W."
"Washington, D.C. 20549-1004"

RE:	Bombardier Capital Mortgage Securitization Corporation:
	BCMSC Trust 1998-A

Ladies and Gentlemen:

On behalf ofBombardier Capital Mortgage Securitization Corporation "(The ""Registrant""), we hereby file with the Commission a "
"Current Report on Form 8-K (The ""Report"") on behalf of the "
BCMSC Trust 1998-A and deliver to you
herewith the following documents:

	"One copy of the Report, including the exhibit being filed therewith," together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
"1600 Mountain View Drive, Colchester, VT 05446."

"Very truly yours,"
/s/ Blaine Filthaut
Blaine Filthaut
Bombardier Capital Mortgage Securitization Corporation:


                       SECURITIES AND EXCHANGE COMMISSION
"                                   WASHINGTON, D.C. 20549"

                                       FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report ( Date of Earliest Event Reported)  October 20, 1998


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                            (Depositor)
                    (Exact name of registrant as specified in its charter)


                                             on behalf of


                      BCMSC Trust Series 1998-A

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                File Number)            Identification No.

"1600 Mountain View Drive, Colchester, Vermont          05446   "
(Address of principal executive offices)             (ZIP code)

"Registrant's telephone number, including area code:  (802) 654-7200"


                         Page 1 of 9
               Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made
 on the Certificates	Certificates)  of the  BCMSC Trust Series 1998-A
"on October 15, 1998 is  contained  in the  Distribution  Date"
Statement   provided   to  each  holder  of  the   Certificates.   Such
Distribution Date Statement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

        99.1.   Distribution  Date  Statement   relating  to  interest and
 prinicipal distributions made on October 15, 1998 on the Series 1998-A Certificates"

                                    SIGNATURE

"Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the "undersigned, thereunto duly authorized on the date indicated."

                 BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                                    BY: /s/ Blaine Filthaut
                                    Name: Blaine H. Filthaut
                                    Title: Vice President

"Dated: October 20, 1998"

                                  EXHIBIT INDEX

I. INPUTS

A. ORIGINAL DEAL PARAMETERS

(A)	Initial Pool Principal Balance							"$194,306,447.89 "
(B)	Initial Certificates Principal Balance							"$194,306,447.00 "
(C)	Class A-1 Certificates
	(i)	Initial Certificate Percentage						21.58%
	(ii)	Initial Certificate Principal Balance						"$41,940,000.00 "
	(iii)	Pass-Through Rate						6.19%
(D)	Class A-2 Certificates
	(i)	Initial Certificate Percentage						14.80%
	(ii)	Initial Certificate Principal Balance						"$28,750,000.00 "
	(iii)	Pass-Through Rate						6.13%
(E)	Class A-3 Certificates
	(i)	Initial Certificate Percentage						13.46%
	(ii)	Initial Certificate Principal Balance						"$26,150,000.00 "
	(iii)	Pass-Through Rate						6.23%
(F)	Class A-4 Certificates
	(i)	Initial Certificate Percentage						13.24%
	(ii)	Initial Certificate Principal Balance						"$25,720,000.00 "
	(iii)	Pass-Through Rate						6.65%
(G)	Class A-5 Certificates
	(i)	Initial Certificate Percentage						13.92%
	(ii)	Initial Certificate Principal Balance						"$27,055,000.00 "
	(iii)	Pass-Through Rate						6.85%
(H)	Class M Certificates
	(i)	Initial Certificate Percentage						8.50%
	(ii)	Initial Certificate Principal Balance						"$16,517,000.00 "
	(iii)	Pass-Through Rate						6.90%
(I)	Class B-1 Certificates
	(i)	Initial Certificate Percentage						10.00%
	(ii)	Initial Certificate Principal Balance						"$19,430,000.00 "
	(iii)	Pass-Through Rate						7.43%
(J)	Class B-2 Certificates
	(i)	Initial Certificate Percentage						4.50%
	(ii)	Initial Certificate Principal Balance						"$8,744,447.00 "
	(iii)	Pass-Through Rate						8.70%
(K)	Servicing Fee Rate							1.00%
(L)	Weighted Average Coupon (WAC)							10.44%
(M)	Weighted Average Original Maturity (WAOM)							310.00 		months
(N)	Weighted Average Remaining Maturity (WAM)							308.00 		months
(O)	Number of Receivables							"5,909 "
(P)	Credit Enhancement
	(i)	Reserve Fund Initial Deposit Percentage						2.00%
	(ii)	Target Overcollateralization Percentage Prior to Crossover Date
    	2.00%
	(iii)	Target Overcollateralization Percentage After Crossover Date
  	3.50%
	(iv)	Target Overcollateralization Floor						1.00%
	(v)	Reserve Fund Target %						2.25%
	(vi)	Target Credit Enhancement % Prior to Crossover Date						4.25%
	(vii)	Target Credit Enhancement % After Crossover Date						7.44%
	(viii)	Target Credit Enhancement Floor						1.00%
	(ix)	Target Credit Enhancement Amount						"$8,258,024.04 "
(Q)	Crossover Date Test
	(i)	Earliest Crossover Date						Feb-2003
	(ii)	Percentage (as Percent of Initial Class Subordination Percentage)
   	175%
(R)	Class B-2 Floor Percentage (of Initial Pool Balance)							2.96%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS

(A)	Pool Principal Balance							"$189,890,057.96 "
(B)	Total Certificate Principal Balance						$186,286,455.97 "
(C)	Class A-1 Certificates
	(i)	Principal Balance						"$33,920,008.97 "
	(ii)	Pool Factor						0.8087747
	(iii)	Unpaid Certificate Principal Shortfall						$0.00
	(iv)	Unpaid Interest Shortfall						$0.00
(D)	Class A-2 Certificates
	(i)	Principal Balance						"$28,750,000.00 "
	(ii)	Pool Factor						1.0000000
	(iii)	Unpaid Certificate Principal Shortfall						$0.00
	(iv)	Unpaid Interest Shortfall						$0.00
(E)	Class A-3 Certificates
	(i)	Principal Balance						"$26,150,000.00 "
	(ii)	Pool Factor						1.0000000
	(iii)	Unpaid Certificate Principal Shortfall						$0.00
	(iv)	Unpaid Interest Shortfall						$0.00
(F)	Class A-4 Certificates
	(i)	Principal Balance						"$25,720,000.00 "
	(ii)	Pool Factor						1.0000000
	(iii)	Unpaid Certificate Principal Shortfall						$0.00
	(iv)	Unpaid Interest Shortfall						$0.00
(G)	Class A-5 Certificates
	(i)	Principal Balance						"$27,055,000.00 "
	(ii)	Pool Factor						1.0000000
	(iii)	Unpaid Certificate Principal Shortfall						$0.00
	(iv)	Unpaid Interest Shortfall						$0.00
(H)	Class M Certificates
	(i)	Principal Balance						"$16,517,000.00 "
	(ii)	Pool Factor						1.0000000
	(iii)	Adjusted Certificate Principal Balance						"$16,517,000.00 "
	(iv)	Liquidation Loss Amount						$0.00
	(v)	Unpaid Certificate Principal Shortfall						$0.00
	(vi)	Unpaid Interest Shortfall						$0.00
	(vii)	Unpaid Liquidation Loss Interest Shortfall						$0.00
(I)	Class B-1 Certificates
	(i)	Principal Balance						"$19,430,000.00 "
	(ii)	Pool Factor						1.0000000
	(iii)	Adjusted Certificate Principal Balance						"$19,430,000.00 "
	(iv)	Liquidation Loss Amount						$0.00
	(v)	Unpaid Certificate Principal Shortfall						$0.00
	(vi)	Unpaid Interest Shortfall						$0.00
	(vii)	Unpaid Liquidation Loss Interest Shortfall						$0.00
(J)	Class B-2 Certificates
	(i)	Principal Balance						"$8,744,447.00 "
	(ii)	Pool Factor						1.0000000
	(iii)	Adjusted Certificate Principal Balance						"$8,744,447.00 "
	(iv)	Liquidation Loss Amount						$0.00
	(v)	Unpaid Certificate Principal Shortfall						$0.00
	(vi)	Unpaid Interest Shortfall						$0.00
	(vii)	Unpaid Liquidation Loss Interest Shortfall						$0.00
(K)	Reserve Fund Balance							"$3,886,128.96 "
(L)	Current Overcollateralization Amount							"$3,475,948.50 "
(M)	Cumulative Realized Losses 							"$415,942.39 "
(N)	Current Realized Loss Ratio for Preceding Period							0.82%
(O)	Sixty Day Delinquency Ratio for Preceding Period							4.76%
(P)	Sixty Day Delinquency Ratio for Second Preceding Period							4.46%
(Q)	Thirty Day Delinquency Ratio for Preceding Period							9.11%
(R)	Thirty Day Delinquency Ratio for Second Preceding Period							8.84%
(S)	Prior Month Weighted Average Coupon (WAC)							10.44%
(T)	Prior Month Weighted Average Remaining Maturity (WAM)		301.06 		months
(U)	Prior Month Number of Receivables							"5,814 "
(V)	Early Principal Collections							" 8,430.09 "
(W)	Early Interest Collections							" 109,785.22 "


C. INPUTS FROM THE MAINFRAME

(A)	Principal
	(i)	Scheduled Principal Collections						"$148,723.18 "
	(ii)	Full and Partial Principal Prepayments						"$303,339.48 "
	(iii)	Early Principal Collections						"$6,997.64 "
	(iv)	Repurchased Loan Proceeds Attributable to Principal						$0.00
	(v)	Other Principal Amounts						$0.00
(B)	Interest
	(i)	Scheduled Interest Collections						"$1,444,275.47 "
	(ii)	Early Interest Collections						"$51,339.39 "
	(iii)	Repurchased Loan Proceeds Attributable to Interest						$0.00
(C)	Ending Pool Balance							"$188,745,515.72 "
(D)	Weighted Average Coupon (WAC)							10.43%
(E)	Weighted Average Remaining Maturity (WAM)							299.73 		months
(F)	Number of Receivables Outstanding 							"5,784 "
(G)	Delinquent Receivables at End of Due Period :

                                            Percent of          Percent of
                        	Principal Balance		Pool Balance	 Units	Total Units
	(i)	30-59 Days Delinquent		     	"8,622,174       "		4.57%	  264 		4.56%
	(ii)	60-89 Days Delinquent			    "2,915,090 "      		1.54%   	90 		1.56%
	(iii)	90 Days or More Delinquent	"4,495,130 "	      	2.38%  	131 		2.26%
	(iv)	Homes Repossessed or Foreclosed Upon
                                  "6,772,191 "		      3.59%  	209 		3.61%


D. INPUTS DERIVED FROM OTHER SOURCES

(A)	Reserve Fund Investment Income 							"$16,824.26 "
(E)	Certificate Account Investment Income 							"$8,306.15 "
(F)	Liquidated Contracts
	(i)	Liquidation Proceeds Attributable to Principal						"$446,230.59 "
	(ii)	Liquidation Proceeds Attributable to Interest						"$27,493.55 "
	(iii)	Net Liquidation Losses (Realized Losses)						"$225,000.22 "
	(iv)	Recoveries on Previously Liquidated Contracts						$0.00
(G)	Repurchased Contracts
	(i)	Number of Contracts						0
	(ii)	Repurchase Price of Contracts						$0.00
(H)	Early Principal Payments Applied to Current Period							"$5,294.39 "
(I)	Early Interest Payments Applied to Current Period							"$40,603.21 "
(J)	Early Principal Payments Applied to Future Period							"$10,133.34 "
(K)	Early Interest Payments Applied to Future Period							"$120,521.40 "
(L)	Servicer Advances:  Principal							"$457,604.87 "
(M)	Servicer Advances:   Interest							"$1,341,047.22 "
(N)	Reimbursement of Prior Advances - Principal							"$216,650.27 "
(O)	Reimbursement of Prior Advances - Interest							"$1,227,126.77 "
(P)	Net Servicer Advance (Reimbursement) for the Month - Principal
 				"$240,954.60 "
(Q)	Net Servicer Advance (Reimbursement) for the Month - Interest
  		" $113,920.45 "
(R)	Net Servicer Advance (Reimbursement) for the Month - Total
   "$354,875.05
(S)	Reimbursement of Liquidation Expenses on Previously Liquidated
    Contracts
					$0.00
(T)	Reimbursements to Depositor 							$0.00
(U)	"Late Payment Fees, Extension Fees and Other Permitted Fees "			$0.00
(V)	Aggregate Repossession Profits 							$0.00
(W)	Other Permitted Withdrawals from Certificate Account 							$0.00
(X)	Current Realized Loss Ratio							1.27%
(Y)	Current Distribution Date							10/15/98


II. CLASS B PRINCIPAL DISTRIBUTION TESTS

                                    							Test Ratio	Actual Ratio		Result
(A)	Average Sixty-Day Delinquency Ratio (over three periods)
                                             			5.00%	       4.38%		Pass
(B)	Average Thirty-Day Delinquency Ratio (over three periods)
                                           					7.00%       	8.81%		Fail
(C)	Cumulative Realized Loss Ratio				 $-   		  7.00%	       0.33%		Pass
(D)	Current Realized Loss Ratio					           	2.75%	       1.27%		Pass


III. COLLECTION CALCULATIONS
Interest:
(A)	Interest Collections							"$1,484,878.68 "
(B)	Servicer Advances - Net							"$113,920.45 "
(C)	Liquidation Proceeds Attributable to Interest							"$27,493.55 "
(D)	Repurchased Loan Proceeds Attributable to Interest							$0.00
(E)	Recoveries on Previously Liquidated Contracts							$0.00
(G)	Total Interest Collections (A+B+C+D+E+F)							"$1,626,292.68 "

Principal:
(H)	Principal Payments Received (scheduled and unscheduled)
    "$457,357.05
(I)	Servicer Advances - Net of Liquidation Losses							"$15,954.38 "
(J)	Liquidation Proceeds Related to Principal							"$446,230.59 "
(K)	Repurchased Loan Proceeds Related to Principal							$0.00
(L)	Other Principal Amounts							$0.00
(M)	Total Principal Collections (H+I+J+K)							"$919,542.02 "


IV. DISTRIBUTION CALCULATIONS

(A)	Total Cash Collections							"$2,545,834.70 "
(B)	Monthly Servicing Fee 							"$158,241.71 "
(C)	Aggregate Repossession Profits 							$0.00
(E)	Reimbursements to Depositor							$0.00
(F)	"Late Payment Fees, Extension Fees and Other Permitted Fees"				$0.00
(G)	Other Permitted Withdrawals from Certificate Account 							$0.00
(H)	Reserve Fund Draw							$0.00
(I)	Available Distribution Amount (A-B-C-D-E-F-G+H)				$2,387,592.99 "

(J)	Total Principal Collections and Advances							"$919,542.02 "
(K)	Net Liquidation Losses (Realized Losses)							"$225,000.22 "
(L)	Overcollaterallization Addition Amount							"$209,808.67 "
(M)	Overcollaterallization Reduction Amount							$0.00
(N)	Formula Principal Distribution Amount							"$1,354,350.91 "

(M)	Interest Accrual Period							30		days
(N)	Total Class A Certificates Monthly Interest Due							"$754,568.00 "
(O)	Total Class A Certificates Monthly Interest Paid		     $754,568.00 "
(P)	Total Monthly Interest Due							"$1,033,242.07 "
(Q)	Total Monthly Interest Paid							"$1,033,242.07 "
(R)	Excess Interest or (Interest Shortfall)							"$593,050.61 "

(S)	Class A/M Percentage							84.87574%
(T)	Class B Percentage							15.12426%
(U)	Has the Cross-Over Date Occurred?							No
(V)	Have the Principal Distribution Tests Been Satisfied?							No
(W)	Has a Dificiency Event Occurred?							No
(X)	Should Principal Be Distributed to the Subordinated Certificates?			No
(Y)	Class B-2 Floor Amount (prior to giving effect to distributions
    of principal)							"$5,751,470.86
(Z)	Class A/M Certificates Formula Principal Distribution Amount
   "$1,354,350.91
(AA)	Class A Certificates Formula Principal Distribution Amount
				"$1,354,350.91
(BB)	Class M Certificates Formula Principal Distribution Amount							$0.00

(CC)	Total Class A Unpaid Certificate Principal Shortfall Due							$0.00
(DD)	Total Class A Unpaid Certificate Principal Shortfall Paid					$0.00
(EE)	Total Unpaid Certificate Principal Shortfall Due							$0.00
(FF)	Total Unpaid Certificate Principal Shortfall Paid							$0.00
(GG)	Total Class A Certificates Monthly Principal Due							"$1,354,350.91
(HH)	Total Class A Certificates Monthly Principal Paid							"$1,354,350.91
(II)	Total Monthly Principal Due							"$1,354,350.91 "
(JJ)	Total Monthly Principal Paid							"$1,354,350.91 "


V. DISTRIBUTIONS

(A)	Class A-1 Certifcates Monthly Interest & Interest Shortfall
	(i)	Interest Due						"$174,970.71 "
	(ii)	Interest Paid 						"$174,970.71 "
	(iii)	Interest Shortfall						$0.00
(B)	Class A-2 Certifcates Monthly Interest & Interest Shortfall
	(i)	Interest Due						"$146,864.58 "
	(ii)	Interest Paid 						"$146,864.58 "
	(iii)	Interest Shortfall						$0.00
(C)	Class A-3 Certifcates Monthly Interest & Interest Shortfall
	(i)	Interest Due						"$135,762.08 "
	(ii)	Interest Paid 						"$135,762.08 "
	(iii)	Interest Shortfall						$0.00
(D)	Class A-4 Certifcates Monthly Interest & Interest Shortfall
	(i)	Interest Due						"$142,531.67 "
	(ii)	Interest Paid 						"$142,531.67 "
	(iii)	Interest Shortfall						$0.00
(E)	Class A-5 Certifcates Monthly Interest & Interest Shortfall
	(i)	Interest Due						"$154,438.96 "
	(ii)	Interest Paid 						"154,438.96 "
	(iii)	Interest Shortfall						$0.00
(F)	Class M Certifcates Monthly Interest & Interest Shortfall
	(i)	Interest Due						"$94,972.75 "
	(ii)	"Interest Paid (after reserve account draw, if any)"				$94,972.75
	(iii)	Interest Shortfall						$0.00
(G)	Class B-1 Certifcates Monthly Interest & Interest Shortfall
	(i)	Interest Due						"$120,304.08 "
	(ii)	"Interest Paid (after reserve account draw, if any)"				 120,304.08
	(iii)	Interest Shortfall						$0.00
(H)	Class B-2 Certifcates Monthly Interest & Interest Shortfall
	(i)	Interest Due						"$63,397.24 "
	(ii)	"Interest Paid (after reserve account draw, if any)"				63,397.24
	(iii)	Interest Shortfall						$0.00
(I)	Class A-1 Unpaid Certficate Principal Shortfall
	(i)	Shortfall Due						$0.00
	(ii)	Shortfall Paid						$0.00
	(iii)	Shortfall Outstanding						$0.00
(J)	Class A-2 Unpaid Certficate Principal Shortfall
	(i)	Shortfall Due						$0.00
	(ii)	Shortfall Paid						$0.00
	(iii)	Shortfall Outstanding						$0.00
(K)	Class A-3 Unpaid Certficate Principal Shortfall
	(i)	Shortfall Due						$0.00
	(ii)	Shortfall Paid						$0.00
	(iii)	Shortfall Outstanding						$0.00
(L)	Class A-4 Unpaid Certficate Principal Shortfall
	(i)	Shortfall Due						$0.00
	(ii)	Shortfall Paid						$0.00
	(iii)	Shortfall Outstanding						$0.00
(M)	Class A-5 Unpaid Certficate Principal Shortfall
	(i)	Shortfall Due						$0.00
	(ii)	Shortfall Paid						$0.00
	(iii)	Shortfall Outstanding						$0.00
(N)	Class A-1 Certificates Monthly Principal
	(i)	Formula Principal Distribution Amount						"$1,354,350.91 "
	(iii)	Certificate Principal Paid			$1,354,350.91 "
	(iv)	Certificate Principal Shortfall						$0.00
(O)	Class A-2 Certificates Monthly Principal
	(i)	Formula Principal Distribution Amount						$0.00
	(iii)	Certificate Principal Paid			$0.00
	(iv)	Certificate Principal Shortfall						$0.00
(P)	Class A-3 Certificates Monthly Principal
	(i)	Formula Principal Distribution Amount						$0.00
	(iii)	Certificate Principal Paid				$0.00
	(iv)	Certificate Principal Shortfall						$0.00
(Q)	Class A-4 Certificates Monthly Principal
	(i)	Formula Principal Distribution Amount						$0.00
	(iii)	Certificate Principal Paid				$0.00
	(iv)	Certificate Principal Shortfall						$0.00
(R)	Class A-5 Certificates Monthly Principal
	(i)	Formula Principal Distribution Amount						$0.00
	(iii)	Certificate Principal Paid				$0.00
	(iv)	Certificate Principal Shortfall						$0.00
(S)	Class M Unpaid Certficate Principal Shortfall
	(i)	Shortfall Due						$0.00
	(ii)	Shortfall Paid					$0.00
	(iii)	Shortfall Outstanding						$0.00
(T)	Class M Certificates Monthly Principal
	(i)	Formula Principal Distribution Amount						$0.00
	(ii)	Certificate Principal Paid				$0.00
	(iii)	Certificate Principal Shortfall						$0.00
(U)	Class M Liquidation Loss Interest Amount & Unpaid Liquidation Loss
 Interest  Shortfall
	(i)	Interest Due						$0.00
	(ii)	"Interest Paid (after reserve account draw, if any)  	0.00
	(iii)	Interest Shortfall						$0.00
(V)	Class B-1 Unpaid Certficate Principal Shortfall
	(i)	Shortfall Due						$0.00
	(ii)	Shortfall Paid				$0.00
	(iii)	Shortfall Outstanding						$0.00
(W)	Class B-1 Certificates Monthly Principal
	(i)	Formula Principal Distribution Amount						$0.00
	(ii)	Certificate Principal Paid				0.00
	(iii)	Certificate Principal Shortfall						$0.00
(X)	Class B-1 Liquidation Loss Interest Amount & Unpaid Liquidation Loss
   Interest Shortfall
	(i)	Interest Due						$0.00
	(ii)	"Interest Paid (after reserve account draw, if any)"				0.00
	(iii)	Interest Shortfall						$0.00
(Y)	Class B-2 Unpaid Certficate Principal Shortfall
	(i)	Shortfall Due						$0.00
	(ii)	Shortfall Paid					$0.00
	(iii)	Shortfall Outstanding						$0.00
(Z)	Class B-2 Certificates Monthly Principal
	(i)	Formula Principal Distribution Amount						$0.00
	(ii)	Certificate Principal Paid				$0.00
	(iii)	Certificate Principal Shortfall						$0.00
(AA)	Class B-2 Liquidation Loss Interest Amount & Unpaid Liquidation Loss
    Interest Shortfall
	(i)	Interest Due						$0.00
	(ii)	"Interest Paid (after reserve account draw, if any)"					0.00
	(iii)	Interest Shortfall						$0.00
(BB)	Class X Strip Amount							"$581,112.33 "
(CC))	Accelerated Principal Distribution - A1							"$209,808.67 "
(DD)	Accelerated Principal Distribution - A2							$0.00
(EE)	Accelerated Principal Distribution - A3							$0.00
(FF)	Accelerated Principal Distribution - A4							$0.00
(GG)	Accelerated Principal Distribution - A5							$0.00
(HH)	Reserve Fund Deposit Amount							$0.00
(II)	Release to Class X Certificates							$0.00


VI. RECONCILIATION OF RESERVE FUND
(A)	Beginning Cash Reserve Fund Balance							"$3,886,128.96 "
(B)	Reserve Fund Draw for Distributions							$0.00
(C)	Excess Interest Deposit to Reserve Fund							$0.00
(D)	Reserve Fund Balance Prior to Release							"$3,886,128.96 "
(E)	Specified Reserve Fund Balance							"$3,886,128.96 "
(F)	Reserve Fund Release							$0.00
(G)	Ending Reserve Fund Balance							"$3,886,128.96 "


X. MONTHLY REPORT 								                      		"Per $1,000"
										                                         Denomination
(A)	Total Distribution Amount
	(i)	Class A-1 Certificates						"$1,529,321.62 "		$36.46
	(ii)	Class A-2 Certificates						"$146,864.58 "		$5.11
	(iii)	Class A-3 Certificates						"$135,762.08 "		$5.19
	(iv)	Class A-4 Certificates						"$142,531.67 "		$5.54
	(v)	Class A-5 Certificates						"$154,438.96 "		$5.71
	(vi)	Class M Certificates						"$94,972.75 "		$5.75
	(vii)	Class B-1 Certificates						"$120,304.08 "		$6.19
	(viii)	Class B-2 Certificates						"$63,397.24 "		$7.25
	(ix)	Class X Certificates					                   	$0.00

(B)	Formula Principal Distribution Amount Paid
	(i)	Class A-1 Certificates						"$1,354,350.91 "		$32.29
	(ii)	Class A-2 Certificates						$0.00 		$0.00
	(iii)	Class A-3 Certificates						$0.00 		$0.00
	(iv)	Class A-4 Certificates						$0.00 		$0.00
	(v)	Class A-5 Certificates						$0.00 		$0.00
	(vi)	Class M Certificates						$0.00 		$0.00
	(vii)	Class B-1 Certificates						$0.00 		$0.00
	(viii)	Class B-2 Certificates						$0.00 		$0.00

(C)	Unpaid Certificate Principal Shortfall Paid
	(i)	Class A-1 Certificates						$0.00 		$0.00
	(ii)	Class A-2 Certificates						$0.00 		$0.00
	(iii)	Class A-3 Certificates						$0.00 		$0.00
	(iv)	Class A-4 Certificates						$0.00 		$0.00
	(v)	Class A-5 Certificates						$0.00 		$0.00
	(vi)	Class M Certificates						$0.00 		$0.00
	(vii)	Class B-1 Certificates						$0.00 		$0.00
	(viii)	Class B-2 Certificates						$0.00 		$0.00

(D)	Unpaid Certificate Principal Shortfall Remaining (after giving effect to distributions)
	(i)	Class A-1 Certificates						$0.00 		$0.00
	(ii)	Class A-2 Certificates						$0.00 		$0.00
	(iii)	Class A-3 Certificates						$0.00 		$0.00
	(iv)	Class A-4 Certificates						$0.00 		$0.00
	(v)	Class A-5 Certificates						$0.00 		$0.00
	(vi)	Class M Certificates						$0.00 		$0.00
	(vii)	Class B-1 Certificates						$0.00 		$0.00
	(viii)	Class B-2 Certificates						$0.00 		$0.00

(E)	Liquidation Write-Downs (after giving effect to distributions)
	(i)	Class M Certificates						$0.00 		$0.00
	(ii)	Class B-1 Certificates						$0.00 		$0.00
	(iii)	Class B-2 Certificates						$0.00 		$0.00

(F)	Monthly Interest & Interest Shortfall Paid
	(i)	Class A-1 Certificates						"$174,970.71 "		$4.17
	(ii)	Class A-2 Certificates						"$146,864.58 "		$5.11
	(iii)	Class A-3 Certificates						"$135,762.08 "		$5.19
	(iv)	Class A-4 Certificates						"$142,531.67 "		$5.54
	(v)	Class A-5 Certificates						"$154,438.96 "		$5.71
	(vi)	Class M Certificates						"$94,972.75 "		$5.75
	(vii)	Class B-1 Certificates						"$120,304.08 "		$6.19
	(viii)	Class B-2 Certificates						"$63,397.24 "		$7.25

			                             							"Per $1,000"
										                              Denomination
(G)	Liquidation Loss Interest & Interest Shortfall Paid
	(i)	Class M Certificates						$0.00 		$0.00
	(ii)	Class B-1 Certificates						$0.00 		$0.00
	(iii)	Class B-2 Certificates						$0.00 		$0.00

(H)	Liquidation Loss Interest Shortfall Remaining (after giving effect to distributions)
	(i)	Class M Certificates						$0.00 		$0.00
	(ii)	Class B-1 Certificates						$0.00 		$0.00
	(iii)	Class B-2 Certificates						$0.00 		$0.00

(I)	Certificate Principal Balances (after giving effect to distributions)
	(i)	Class A-1 Certificates						"$32,565,658.06 "		$776.48
	(ii)	Class A-2 Certificates						"$28,750,000.00 "		"$1,000.00 "
	(iii)	Class A-3 Certificates						"$26,150,000.00 "		"$1,000.00 "
	(iv)	Class A-4 Certificates						"$25,720,000.00 "		"$1,000.00 "
	(v)	Class A-5 Certificates						"$27,055,000.00 "		"$1,000.00 "
	(vi)	Class M Certificates						"$16,517,000.00 "		"$1,000.00 "
	(vii)	Class B-1 Certificates						"$19,430,000.00 "		"$1,000.00 "
	(viii)	Class B-2 Certificates						"$8,744,447.00 "		"$1,000.00 "

(J)	Adjusted Certificate Principal Balances (after giving effect to distributions)
	(i)	Class M Certificates						"$16,517,000.00 "		"$1,000.00 "
	(ii)	Class B-1 Certificates						"$19,430,000.00 "		"$1,000.00 "
	(iii)	Class B-2 Certificates						"$8,744,447.00 "		"$1,000.00 "

(K)	Pass-Through Rates
	(i)	Class A-1 Certificates						6.19%
	(ii)	Class A-2 Certificates						6.13%
	(iii)	Class A-3 Certificates						6.23%
	(iv)	Class A-4 Certificates						6.65%
	(v)	Class A-5 Certificates						6.85%
	(vi)	Class M Certificates						6.90%
	(vii)	Class B-1 Certificates						7.43%
	(viii)	Class B-2 Certificates						8.70%

			                                 		Beginning of Period		  End of Period
(L)	Certificate Balances and Factors
	(i)	Aggregate Balance of Certificates
                                        "$186,286,455.97 "	"$184,932,105.06
	(ii)	Total Certificate Pool Factor			         0.9587250 	 	0.9517549
	(iii)	Class A-1 Certificates Balance			 "$33,920,008.97 ""$32,565,658.06
	(iv)	Class A-1 Certificates Pool Factor	    		0.8087747 		 0.7764821
	(v)	Class A-2 Certificates Balance			   "$28,750,000.00 "	"$28,750,000.00
	(vi)	Class A-2 Certificates Pool Factor			    1.0000000 			1.0000000
	(vii)	Class A-3 Certificates Balance			 "$26,150,000.00 "		$26,150,000.00
	(viii)	Class A-3 Certificates Pool Factor			  1.0000000 			1.0000000
	(ix)	Class A-4 Certificates Balance			"  $25,720,000.00 "	$25,720,000.00
	(x)	Class A-4 Certificates Pool Factor			     1.0000000 			1.0000000
	(xi)	Class A-5 Certificates Balance			"  $27,055,000.00 "		$27,055,000.00
	(xii)	Class A-5 Certificates Pool Factor			   1.0000000 			1.0000000
	(xiii)	Class M Certificates Balance			  "$16,517,000.00 "	 $16,517,000.00
	(xiv)	Class M Certificates Pool Factor		     	1.0000000 			1.0000000
	(xv)	Class B-1 Certificates Balance			  "$19,430,000.00 "		$19,430,000.00
	(xvi)	Class B-1 Certificates Pool Factor		   	1.0000000 			1.0000000
	(xvii)	Class B-2 Certificates Balance			"$8,744,447.00 "			"$8,744,447.00
	(xviii)	Class B-2 Certificates Pool Factor			1.0000000 			1.0000000

(M)	Portfolio Information
	(i)	Pool Principal Balance		 	        "$189,890,057.96    $188,745,515.72
	(ii)	Pool Factor			                          0.9772710			0.97138061
	(iii)	Weighted Average Coupon (WAC)			          10.44%			10.43%
	(iv)	Weighted Average Remaining Maturity (WAM)
                                         301.06 		months 	299.73 		months
	(v)	Remaining Number of Receivables		           	"5,814 "			"5,784 "

(N)	Credit Enhancement
	(i)	O/C Beginning Balance						"$3,603,601.99 "
	(ii)	O/C Additions						"$209,808.67 "
	(iii)	O/C Reductions
	(iv)	O/C Ending Balance						"$3,813,410.66 "

(O)	Reserve Fund
	(i)	 Beginning Balance						"$3,886,128.96 "
	(ii)	 Additions
	(iii)	 Reductions
	(iv)	 Ending Balance						"$3,886,128.96 "



(R)	Fee Payments
	(i)	Monthly Servicing Fee 						"$158,241.71 "
	(ii)	Reimbursements to Depositor (PSA 8.06)						$0.00
	(iii)	"Late Payment Fees, Extension Fees and other
   Permitted Fees (PSA 5.13)   					$0.00

(S)	Repurchased Contracts
	(i)	Number of Contracts						0
	(ii)	Repurchase Price of Contracts						$0.00

(T)	Delinquent Contracts
                                       Percent of    Number of  Percent of
                    	Principal Balance		Pool Balance	 of Units		Total Units
	(i)	30-59 Days Delinquent
                           "$8,622,174.00 "		4.57%	          264 		4.56%
	(ii)	60-89 Days Delinquent
                          	"$2,915,090.00 "		1.54%           	90 		1.56%
	(iii)	90 Days or More Delinquent			"
                            $4,495,130.00 "		2.38%          	131 		2.26%
	(iv)	Homes Repossessed or Foreclosed Upon			"
                            $6,772,191.00 "		3.59%	          209 		3.61%

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